UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2017

Ipsidy Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54545	46-2069547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

780 Long Beach Boulevard, Long Beach, New York 11561

(Address of principal executive offices) (zip code)

407-951-8640

(Registrant’s telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Fleming PLLC

49 Front Street, Suite 206

Rockville Centre, New York 11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth Company ☒

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting

Ipsidy Inc. (the “Company”) held its Annual Meeting on September 28, 2017 in Long Beach, New York. Of the 336,565,097 shares of Common Stock outstanding on August 29, 2017, the record date, 281,040,309 shares were represented at the Annual Meeting, in person or by proxy, constituting a quorum. The proposals considered at the Annual Meeting are described in detail in the Proxy Statement. The proposals described below were voted upon at the Annual Meeting and the number of votes cast with respect to each proposal was as set forth below:

(1) Elect five (5) directors until his successor is duly elected and qualified, or until his earlier death, resignation or removal. The five directors receiving the highest vote were appointed to the board. The following directors were elected to the board.

	For	Withheld
PHILIP D. BECK	266,299,861	14,740,448
HERBERT SELZER	266,799,861	14,240,448
RICKY SOLOMON	266,299,861	14,740,448
THEODORE STERN	266,799,861	14,240,448
THOMAS SZOKE	276,511,543	4,528,766

(2) Ratify the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017. This matter was determined based on majority of the shares cast.

For	Against	Abstain
266,799,961	14,240,348	0

(3) Approving the 2017 Incentive Stock Plan and to authorize 70,000,000 shares of Common Stock for issuance thereunder. This matter was determined based on majority of the shares cast.

For	Against	Abstain
195,348,041	60,724,008	24,968,260

(4) Approving the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 1,000,000,000. This matter was determined based on majority of the shares outstanding.

For	Against	Abstain
232,319,547	48,720,762	0

(5) Approving an amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-25, with the exact ratio to be set within that range at the discretion of our board of directors before December 31, 2018 without further approval or authorization of our stockholders. This matter was determined based on majority of the shares cast.

For	Against	Abstain
187,964,609	67,607,440	25,468,260

Amendment to the Certificate of Incorporation

As detailed above, on September 28, 2017, the stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation, increasing the number of authorized shares of common stock from 500,000,000 to 1,000,000,000. The increase in authorized shares was effected pursuant to a Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation dated October 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ipsidy Inc.

Date: October 3, 2017	By:	/s/ Stuart P. Stoller
Name: Stuart P. Stoller
Title: Chief Financial Officer